Exhibit 10.6

Facet Biotech Corporation

Notice of Grant of Restricted Stock

Facet Biotech Corporation has granted the Participant an award (the “Award”) pursuant to the Facet Biotech Corporation 2008 Equity Incentive Plan (the “Plan”) of certain shares of Stock (the “Shares”), as follows:

Participant:	Employee ID:

Date of Grant:

Total Number of Shares:	, subject to adjustment as provided by the Restricted Stock Agreement.

Vested Shares:

Except as provided in the Restricted Stock Agreement and provided that the Participant’s Service as an Employee has not terminated prior to the relevant date, the number of Vested Shares shall cumulatively increase on each respective date set forth below by the number of shares set forth opposite such date, as follows:

Vesting Date	No. Shares Vesting

Adjustments to Vested Shares:	The Company may adjust rate at which Shares will become Vested Shares to account for any periods of part-time Service as an Employee.

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Plan and the Restricted Stock Agreement, both of which are made part of this document.  The Participant acknowledges that copies of the Plan, Restricted Stock Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice.  The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Restricted Stock Agreement, and hereby accepts the Award subject to all of their terms and conditions.

Facet Biotech Corporation	PARTICIPANT

By:
[officer name]	Signature
[officer title]
Date
Address:
Address

ATTACHMENTS:                                             2008 Equity Incentive Plan, as amended to the Date of Grant; Restricted Stock Agreement; Assignment Separate from Certificate and Plan Prospectus